SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14,2000



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                 0-1093                06-0613548
(State of                   (Commission           (I.R.S.
Incorporation)              File Number)          Employer
                                                  Identification
                                                  No.)






                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

 Registrant's telephone number, including area code:  (860)
243-7100

                           Not Applicable
    (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant.

Charles H. Kaman, the founder, Chairman of the Board and beneficial owner, directly and indirectly, of a majority of the voting stock of the registrant (the "Company"), who has been hospitalized with an artificial hip problem and then with complications from pneumonia, has been determined by his personal physician to be incapacitated and therefore unable to manage his affairs.
Effective with this determination, the power to vote shares of the Company's Class B Common Stock (the "Class B Stock") beneficially owned directly and indirectly by Mr. Kaman and representing approximately 68.6% of the total voting power of all voting shares of the Company, has been transferred to fiduciaries previously designated by him pursuant to his estate planning arrangements. Under applicable securities laws, this constitutes a change in control of the Company.

The Class B Stock is the Company's only class of voting securities and is held of record by approximately 78 persons. As of August 14, 2000, Mr. Kaman's direct holdings of 258,375 shares of the Class B Stock accounted for approximately 38.7% of the voting control of the Company. In addition, as of such date, Newgate Associates Limited Partnership, a Connecticut limited partnership in which Mr. Kaman, until August 14, 2000, served as General
Partner, held 199,802 shares or approximately 29.9% of the Class B
Stock.

Mr. Kaman's direct holdings of Class B Stock are now subject to a power of attorney granting the right to vote such shares to the following seven individuals who will act by majority:

          John S. Murtha of Bloomfield, Connecticut, a former senior partner of Murtha Cullina LLP and a former director and secretary of the Company;

          Hartzel Z. Lebed of Palm Beach Gardens, Florida, a director of the Company;

          Robert M. Garneau of South Glastonbury, Connecticut,
          Executive Vice President and Chief Financial Officer of the Company;

          Roberta C. Kaman of Farmington, Connecticut, the wife of Mr. Kaman;

          C. William Kaman, II of Fernandina Beach, Florida, the son of Mr. Kaman and a director of the Company;

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          Steven W. Kaman of Los Angeles, California, the son of
          Mr. Kaman; and

          Cathleen H. Kaman-Wood of Santa Fe, New Mexico, the daughter of Mr. Kaman.

Shares of Class B Stock held by Newgate Associates Limited Partnership are now subject to a voting trust dated August 14, 2000 between John C. Yavis, Jr., a partner of Murtha Cullina LLP, counsel of the Company, who, on August 14, 2000, succeeded Mr. Kaman as General Partner, and ten voting trustees, who shall act by majority and include the seven individuals listed above plus the following three individuals:

          T. Jack Cahill of Simsbury Connecticut, President of
          Kaman Industrial Technologies Corporation;

          Admiral Huntington Hardisty (USN-Ret.) of Hartford,
          Connecticut, formerly President of Kaman Aerospace
          International Corporation and a director of the Company; and

          John C. Yavis, Jr. of Manchester, Connecticut, a partner of Murtha Cullina LLP and the General Partner of Newgate Associates Limited Partnership.

These voting arrangements have been established for Mr. Kaman's estate planning purposes and none of the individuals serving under these arrangements has paid any consideration in connection with such arrangements.

Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.
        Not Applicable.

(b)     Pro Forma Financial Information.
        Not Applicable.

(c)     Exhibits.

        The following document is filed as an Exhibit to this
        Report:

        Exhibit 99 - Press Release of the Company, dated
        August 16, 2000


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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION




                                 By:  Robert M. Garneau
                                      Executive Vice President and
                                      Chief Financial Officer



Dated: August 16, 2000






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                            EXHIBIT INDEX




   Exhibit          Description

     99             Press Release of the Company, dated
                    August 16, 2000









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